UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 10, 2016

AXAR ACQUISITION CORP.

(Exact name of registrant as specified in its charter)

Delaware	001-36669	47-1434549
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1330 Avenue of the Americas, Sixth Floor, New York, New York 10019

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (212) 356-6130

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01. Changes in Registrant’s Certifying Accountant.

On November 10, 2016, the Audit Committee (the “Committee”) of the Board of Directors of Axar Acquisition Corp. (the “Company”) engaged WithumSmith+Brown, PC (“Withum”) as the Company’s independent registered public accounting firm, effective immediately. The Committee dismissed KPMG, LLP (“KPMG”) as the Company’s independent registered public accounting firm on November 10, 2016.

During the Company’s fiscal years ended December 31, 2015 and 2014 and the subsequent period through November 10, 2016, the date the Company engaged Withum, the Company did not consult with Withum regarding the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements. Withum did not provide any written reports or oral advice considered by the Company in reaching a decision as to the accounting, auditing or financial reporting or any of the matters or events set forth in Item 304 of Regulation S-K.

During the period from July 25, 2014 (inception) to December 31, 2014, the year ended December 31, 2015 and the subsequent period through November 10, 2016, the date the Company dismissed KPMG, (i) there were no disagreements with KPMG on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure that, if not resolved to their satisfaction, would have caused them to make reference to the subject matter of the disagreement in connection with its report, or (ii) reportable events as defined in Item 304(a)(1)(v) of Regulation S-K.

The audit report of KPMG on the balance sheets of the Company as of December 31, 2015 and 2014 and the related statements of operations, stockholders’ equity, and cash flows for the year ended December 31, 2015 and period from July 25, 2014 (inception) to December 31, 2014 did not contain an adverse opinion or a disclaimer of opinion, nor was it qualified or modified as to uncertainty, audit scope or accounting principles except as follows:

KPMG’s report on the balance sheets of the Company as of December 31, 2015 and 2014 and the related statements of operations, stockholders’ equity, and cash flows for the year ended December 31, 2015 and period from July 25, 2014 (inception) to December 31, 2014 contained a separate paragraph stating that “The accompanying financial statements have been prepared assuming the Company will continue as a going concern. As discussed in Note 2 to the financial statements, the Company will cease all operations, except for the purpose of winding up, redeem all public shares outstanding and dissolve and liquidate in the event that the Company does not consummate an initial business combination by October 7, 2016. This condition raises substantial doubt about its ability to continue as a going concern. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.”

The Company has provided KPMG a copy of the above disclosures and has requested that KPMG furnish it with a letter addressed to the U.S. Securities and Exchange Commission stating whether or not it agrees with the above statements. A copy of such letter, dated November 15, 2016, is filed as Exhibit 16.1 to this Current Report on Form 8-K.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

The Company incorporates herein by reference the Exhibit Index following the signature page to this Current Report on Form 8-K.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AXAR ACQUISITION CORP.

	By:	/s/ Lionel Benichou
Name: Lionel Benichou
Title: Chief Financial Officer

Dated: November 15, 2016

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EXHIBIT INDEX

Exhibit No.	Description
16.1	Letter from KPMG, LLP to the U.S. Securities and Exchange Commission dated November 15, 2016.

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